PROXY AGREEMENT

This Proxy Agreement (hereinafter referred to as “Agreement”) is entered into effective as of February 1, 2011 by and among the following parties in Weifang, Shandong Province, People’s Republic of China (the “PRC”).

Party A:	(1) YANG Chunbin, a citizen of the PRC.
ID No. 370703196303303016
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(2) SUN Tongjiang, a citizen of the PRC.
PRC Passport No. 370206196901121652
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(3) LIU Shangxue, a citizen of the PRC.
ID No. 370703195303183056
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(4) CUI Xiusheng, a citizen of the PRC.
ID No. 370703196209223036
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(5) LU Junyou, a citizen of the PRC.
ID No. 370703195507083030
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(6) WANG Yunyu, a citizen of the PRC.
ID No. 370703195208153019
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(7) MU Zuolei, a citizen of the PRC.
ID No. 370703197410270058
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(8) MU Sisheng, a citizen of the PRC.
ID No. 370703195606183053
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(9) HOU Junhua, a citizen of the PRC.
ID No. 370703196712244133
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(10) CUI Huabei, a citizen of the PRC.
ID No. 370703196206143014
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(11) XU Xiuzhi, a citizen of the PRC.
ID No. 370703196104020881
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(12) XU Dayong, a citizen of the PRC.
ID No. 37070319630813301X
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(13) WANG Bintang, a citizen of the PRC.
ID No. 370703195708043019
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(14) LIU Zhixia, a citizen of the PRC.
ID No. 370703196411143048
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(15) CUI Tongjing, a citizen of the PRC.
ID No. 370703196201203030
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(16) XU Shigang, a citizen of the PRC.
ID No. 370703197212180051
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(17) CUI Tonglin, a citizen of the PRC.
ID No. 370703195508253011
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(18) XU Jieguo, a citizen of the PRC.
ID No. 370703195503163519
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(19) WANG Chuanqiang, a citizen of the PRC.
ID No. 370703197009282280
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(20) SUN Zhipeng, a citizen of the PRC.
ID No. 37070319630207301X
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(21) SHEN Zhaofa, a citizen of the PRC.
ID No. 37070319710211351X
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(22) LU Junping, a citizen of the PRC.
ID No. 370703196406193139
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(23) XU Jiechang, a citizen of the PRC.
ID No. 370703196304253575
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(24) ZHU Yuanhong, a citizen of the PRC.
ID No. 370728196808232871
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(25) ZHU Jiuquan, a citizen of the PRC.
ID No. 370703197208020012
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(26) LIN Chunhui, a citizen of the PRC.
ID No. 37070319730618001X
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(27) CUI Zhuande, a citizen of the PRC.
ID No. 37070319650312301X
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(28) WANG Xinhua, a citizen of the PRC.
ID No. 370703196903083010
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(29) ZHU Linsheng, a citizen of the PRC.
ID No. 32052119661129701X
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(30) WU Jincai, a citizen of the PRC.
ID No. 37070319640820302X
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(31) YANG Xiaoyang, a citizen of the PRC.
ID No. 370703199001070329
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(32) YANG Chunxiang, a citizen of the PRC.
ID No. 370703197303280015
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(33) ZHU Xiaolei, a citizen of the PRC.
ID No. 110105198404023639
Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC

(The thirty-three persons aforementioned are collectively referred to as “Party A”)

Party B:	Beijing Binhai Yintai Technology Co., Ltd., a wholly foreign-owned enterprise duly established and validly existing under the laws of the PRC.
Registered Address: Room 2006, Floor 20, Qingyun Dangdai Plaza, Building 9 of Mantingfangyuan Community, Qingyunli, Haidian District, Beijing, PRC.

Party C:	Shandong Haiwang Chemical Stock Co., Ltd., a joint stock company duly established and validly existing under the laws of the PRC.
Registered Address: Haiwang Street, Yangzi Community, Coastal Economic Zone, Weifang, Shandong Province, PRC。

WHEREAS, Party A is the current legal shareholder of Party C and holds a 100% interest in Party C;

WHEREAS, Party C and Party B, have entered into an Exclusive Technical and Consulting Service Agreement and other agreements;

WHEREAS,  in order to perform the above agreements, Party A is willing to entrust the person designated by Party B (the “Proxy”) with its shareholder’s rights in Party C under PRC laws.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.
Party A hereby agrees to irrevocably entrust the Proxy with all of its shareholder’s rights in Party C, including, but not limited to, the right to attend shareholders’ meetings, the right to execute shareholders’ resolutions, the right to sell, assign, transfer or pledge all or any of Party A’s equity interests in Party C, and the right to vote such equity interests for all matters including, but not limited to, the appointment of legal representative, board members, executive directors, inspectors, chief managers and other senior management officers.

2.
Party B agrees to designate the Proxy who shall be entrusted by Party A, and such person shall represent Party A in all matters relating to the exercise of its shareholder’s rights pursuant to this Agreement.

3.
Party A and Party B hereby acknowledge that if Party B withdraws the appointment of the Proxy, Party A will withdraw the authorization of the Proxy and shall authorize another person(s) designated by Party B to exercise the rights of Party A relating to its equity interest in Party C.

4.	This Agreement has been duly executed by all of the Parties and/or their authorized representatives as of the date first set forth above and shall be effective simultaneously.

5.
This Agreement shall be executed and come into effect as of the date first set forth above.  This Agreement shall expire on the date that is twenty years following the date hereof.  This Agreement may be extended prior to termination upon written agreement by each Party. This Agreement shall be equally binding upon the Parties and Parties’ successor.

6.	Any amendment and/or rescission of this Agreement shall be in writing and executed upon all of the Parties hereto.

 [Remainder of Page Left Intentionally Blank – Signature Page Follows]

[Proxy Agreement –Signature Page]

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first above written.

Party A:

（1）YANG Chunbin    /s/ Yang Chunbin

（2）SUN Tongjiang    /s/ Sun Tongjiang

（3）LIU Shangxue     /s/ Liu Shangxue

（4）CUI Xiusheng    /s/ Cui Xiusheng

（5）LU Junyou    /s/ Lu Junyou

（6）WANG Yunyu    /s/ Wang Yunyu

（7）MU Zuolei    /s/ Mu Zuolei

（8）MU Sisheng    /s/ Mu Sisheng

（9）HOU Junhua    /s/ Hou Junhua

（10）CUI Huabei    /s/ Cui Huabei

（11）XU Xiuzhi    /s/ Xu Xiuzhi

（12）XU Dayong    /s/ Xu Dayong

（13）WANG Bintang    /s/ Wang Bintang

（14）LIU Zhixia    /s/ Liu Zhixia

（15）CUI Tongjing    /s/ Cui Tongjing

（16）XU Shigang    /s/ Xu Shigang

（17）CUI Tonglin    /s/ Cui Tonglin

（18）XU Jieguo    /s/ Xu Jieguo

（19）WANG Chuanqiang    /s/ Wang Chuanqiang

（20）SUN Zhipeng    /s/ Sun Zhipeng

（21）SHEN Zhaofa    /s/ Shen Zhaofa

（22）LU Junping    /s/ Lu Junping

（23）XU Jiechang    /s/ Xu Jiechang

（24）Zhu Yuanhong    /s/ Zhu Yuanhong

（25）ZHU Jiuquan    /s/ Zhu Jiuquan

（26）LIN Chunhui    /s/ Lin Chunhui

（27）CUI Zhuande    /s/ Cui Zhuande

（28）WANG Xinhua    /s/ Wang Xinhua

（29）ZHU Linsheng    /s/ Zhu Linsheng

（30）WU Jincai    /s/ Wu Jincai

（31）YANG Xiaoyang    /s/ Yang Xiaoyang

（32）YANG Chunxiang    /s/ Yang Chunxiang

（33）ZHU Xiaolei    /s/ Zhu Xiaolei

Party B: Beijing Binhai Yintai Technology Co., Ltd.

By:	/s/ Yang Chunbin
Name:	Yang Chunbin
Its:	Legal Representative

Party C: Shandong Haiwang Chemical Stock Co., Ltd.

By:	/s/ Yang Chunbin
Name:	Yang Chunbin
Its:	Legal Representative